                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         -----------------------------

       Date of Report (Date of earliest event reported) October 20, 1997


                            DADE INTERNATIONAL INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                          333-13523               36-3949533
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                    File Number)        Identification  No.)

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                              1717 Deerfield Road
                           Deerfield, IL  60015-0778
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        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (847) 267-5300



                                Not Applicable
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         (Former name or former address, if changed since last report)


                            Exhibit Index on page 5


                               Page 1 of 5 pages
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ITEM 2.    TRANSFER AND RECEIPT OF STOCK.

          As of October 1, 1997, Diagnostics Holding, Inc. ("Holdings")
                                                             --------
completed its acquisition (the "Acquisition") of the stock (the "Stock") of
                                -----------                      -----
various subsidiaries of Hoechst AG and certain of its affiliates ("Hoechst")
                                                                   -------
that operate the worldwide business of the research, development, manufacture, marketing, sale, distribution and service of human in vitro diagnostic equipment, reagents, consumable supplies and services (the "Business"). The
                                                            --------
Stock was contributed down to Dade International Inc. and various of its subsidiaries. As consideration for the Acquisition, Holdings issued equity securities to Hoechst providing Hoechst with a 32.5% interest in Holdings and paid $100,000 to Hoechst at the closing of the Acquisition (the "Closing"),
                                                                 -------
which amounts are subject to adjustments based on changes in Net Assets (as defined in the Agreement and Plan of Contribution related to the Acquisition) of Holdings. As part of the Acquisition, Holdings has changed its name to Dade Behring Holdings, Inc.

          Pursuant to the Agreement and Plan of Contribution related to the Acquisition, Hoechst has agreed to indemnify Holdings for certain liabilities and obligations relating to the Business, including liabilities and obligations relating to pre-Closing accounts payable and accrued expenses, taxes, employee compensation and other benefits (including post-retirement medical and life insurance benefits), environmental matters and other matters as specified in such agreement and Holdings has agreed to indemnify Hoechst for similar liabilities and obligations related to the business of Holdings and its subsidiaries.

          In connection with the Acquisition, the Company amended its existing bank indebtedness by entering into an amendment to its Bank Credit Agreement to account for the Acquisition.

                FACILITIES AND EMPLOYEES.

        Following the Acquisition, the Company will operate these four additional manufacturing facilities:


                                         FLOOR AREA                  NO. OF
       LOCATION             NO. OF SITES  (SQ. FT.)  OWNED/LEASED PERSONNEL(1)
       --------             ------------ ----------- ------------ ------------
Marburg, Germany............     1         320,000   Owned/Leased    480

Scoppito, Italy.............     1          14,500   Owned            25

Westwood, Massachusetts.....     1         155,000   Leased          257

Cupertino, California.......     1         110,000   Leased          225
                                 -         -------                   ---

        TOTAL                    4         599,500                   987
                                 =         =======                   ===



__________
(1) Personnel numbers include temporary employees but do not include personnel associated with, but not housed at, the locations (e.g., sales representatives and technical support specialists).


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Financial Statements of Business Acquired.

           i) Information needed to file the required historical financial information of the Business is currently unavailable. The Company intends to file the required historical financial information as soon as practical, but in any event, not later than December 15, 1997.


                              Page 2 of 5 pages
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       (b) Pro Forma Financial Information.

           i) Information needed to file the required pro forma financial information related to the Acquisition is currently unavailable. The Company intends to file the required pro forma financial information as soon as practicable but in any event, not later than December 15, 1997.

       (c)  Exhibits.

2.1 Agreement and Plan of Combination by and between Diagnostic Holdings, Inc. and Hoechst AG dated as of June 24, 1997 as supplemented on July 2, 1997 and as further supplemented on September 29, 1997 and September 30, 1997.

10.1 First Amendment to the Credit Agreement dated as of September 11, 1997 among Diagnostics Holdings, Inc., various banks and Bankers Trust Company, as Agent.

10.7 Amended and Restated Stockholders Agreement dated as of October 1, 1997 by and among Dade International Inc. and the various other parties signatory thereto.

10.11 Second Amendment to Amended and Restated Exclusive Distribution Agreement made and entered into as of October 1, 1997 by and between Dade International Inc. and Allegiance Healthcare Corporation.

10.18 Cooperation and Collaboration Agreement executed as of October 1, 1997 by and between Dade Behring Holdings, Inc. and Hoechst AG.

99.1   Press Release related to the Acquisition.


                               Page 3 of 5 pages
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Dade International Inc.



                              By:    /s/ Scott T. Garrett
                                     -------------------------------------
                              Name:  Scott T. Garrett
                              Title: President and Chief Executive Officer



Dated: October 20, 1997




                              Page 4 of 5 pages
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                                 EXHIBIT INDEX

    Exhibit No.                     Document                              Page
   ------------- ------------------------------------------------------  ------

        2.1 Agreement and Plan of Combination by and between Diagnostic Holdings, Inc. and Hoechst AG dated as of June 24, 1997 as supplemented on July 2, 1997 and as further supplemented on September 29, 1997 and September 30, 1997.

       10.1 First Amendment to the Credit Agreement dated as of September 11, 1997 among Diagnostics Holdings, Inc., various banks and Bankers Trust Company, as Agent.

       10.7 Amended and Restated Stockholders Agreement dated as of October 1, 1997 by and among Dade International Inc. and the various other parties signatory thereto.

       10.11       Second Amendment to Amended and Restated
                   Exclusive Distribution Agreement made and entered into as of October 1, 1997 by and between Dade
                   International Inc. and Allegiance Healthcare
                   Corporation.

       10.18 Cooperation and Collaboration Agreement executed as of October 1, 1997 by and between Dade Behring
                   Holdings, Inc. and Hoechst AG.

       99.1        Press Release related to the Acquisition.


                              Page 5 of 5 pages